Exhibit 99.1

 A NASDAQ Traded Company - Symbol HBNC  July 11, 2019

 This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in the presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in Horizon’s Annual Report on Form 10-K. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.  Forward-Looking Statements

 Craig M. DwightChairman & Chief Executive OfficerMark E. SecorExecutive Vice President & Chief Financial Officer  *

 Dynamic MidwestMarket  *

 Indiana and Michigan… The Right Side of Chicago  Chicago-High Taxes & Cost of Living-Low Credit Rating-Unfriendly Business Environment

Market Place Dynamics

- Midland, Michigan
  - Dow Chemical's commitment to the market.
  - Chemical Bank relocates headquarters.
- Oakland County, Michigan
  - 5th richest county in the country.
- Northwest Indiana
  - Double commuter track addition to the South Shore train lines.
  - Cost of living in Chicago.
- Fort Wayne, Indiana
  - Lowest cost of living of any United States city.
- Lafayette, Indiana
  - Purdue University collaborates with continuous cities of Lafayette and West Lafayette.
  - Subaru and other manufacturers expanding facilities.
- Greater Indianapolis, Indiana exhibits strong growth.

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 BranchesLoan Production Office  *  An Emerging Regional Bank  Locations – 76Counties – 31  Michigan  Indiana  Ohio  Illinois  Total Loans – March 31, 2019Indiana – $2.55 billion Michigan – $1.07 billion

 ProvenPerformance  *

 ($’s in millions, except per share data)Category   December2008  December2018  March2019  Assets  $1,387  $4,247  $5,052  Loans  $888  $3,014  $3,623  Deposits  $952  $3,139  $3,888  Trust Assets Under Management  $337  $2,458  $2,899  Market Capitalization  $41  $606  $725  Stock Price  $2.47  $15.78  $16.23  Average Daily Trading Volume (1)  #1,766  #78,413  #91,964  *  Growth Creates Shareholder Value  Footnote Index included in Appendix

 ($’s in Millions)  December 31, 2013  March 31, 2019  CAGR  OrganicCAGR  Commercial (“C&I”)  $102  $497  35%  13%  Commercial Real Estate (“CRE”)  402  1,592  30%  13%  Res. Real Estate (“Res. RE”)  287  894  24%  4%  Consumer (“I/L”)  280  640  17%  11%  Total  $1,071  $3,623  26%  11%  *  High Quality, Well Diversified Loan Portfolio  2013  2019  (2)  (2)  Footnote Index included in Appendix

 Managing Commercial Real Estate Concentration Risk  December 31, 2017  *  Footnote Index included in Appendix

 ($’s in Millions)  December 31, 2013Balance  March 31, 2019Balance  December 31, 2013Cost  March 31, 2019Cost  Non-interest (“NIB”)  $231  $812  0.00%  0.00%  Interest (“IB Trans.”)  780  2,116  0.14%  0.65%  Time Deposits (“CDs”)   280  960  1.53%  1.73%  Total  $1,291  $3,888  0.44%  0.89%  *  Strong Core Deposit Mix  2013  2019

 ($’s in Millions)  December 31, 2013  March 31, 2019  CAGR  March 31, 2019 Cost  Non-interest (“NIB”)  $231  $812  27%  0.00%  Interest (“IB Trans.”)  780  2,116  21%  0.65%  Time Deposits (“CDs”)   280  960  26%  1.57%  Borrowings (“Debt”)  289  513  12%  2.74%  Total  $1,579  $4,401  22%  1.44%  *  Low Cost Funding Mix  2013  2019

 *  Stable Net Interest Margin  Footnote Index included in Appendix

 Historical EarningsDemonstrates Ability to Execute  *

Focused & Consistent Revenue Streams

Retail Banking

Business Banking

Mortgage Banking

Wealth Management

Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles

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 Core Diluted EPS CAGR 10%    17  Robust Earnings Growth  Footnote Index included in Appendix  (3)  (3)  ($’s in millions)

     18  Record First QuarterCore Earnings  Footnote Index included in Appendix  EPS Growth 12%  EPS Growth 32%  ($’s in millions)  (4)  (4)

 *  Record First QuarterCore Earnings  Footnote Index included in Appendix  EPS Growth 12%  EPS Growth 32%  ($’s in millions)  (4)  (4)

 *  Low Dependence on Mortgage Revenue  (5)  Footnote Index included in Appendix  ($’s in millions)

 *  Mass & Scale Resultsin Efficiency Gains  Footnote Index included in Appendix  (6)

 *  Building Shareholder Value after Acquisitions  Footnote Index included in Appendix

 *  Increased Liquidity & DividendsAligned with Earnings Growth  Avg. Daily Volume  Dividends  Footnote Index included in Appendix

 Salin Bancshares, Inc.Adds Attractive Deposit & GrowthMarkets  *

Salin Bancshares, Inc. Overview

Transaction Highlights

Strategic

•Complements Horizon's existing markets in central and northern Indiana
•Enhances Horizon's presence in attractive markets of Columbus, Fort Wayne, Lafayette and Indianapolis
•Attractive core deposit base

Financial

•EPS accretion of ~ 7.2% in 2020 (first full year of fully phased-in cost saves)
•Minimal tangible book value earned-back in ~3.1 years (crossover method)
•Internal rate of return 25%+

Transaction Pricing

•Price/Tangible Book Value ~ 168%
•Price/LTM Earnings ~ 37.1x
•Price/2019 Earnings + Cost Savings ~8.7x
•Core Deposit Premium ~ 7.6%

Transaction Assumptions

•Cost savings 45% fully phased-in

❖ Footnote Index included in Appendix

Branch Networks



Chicago
Portage
Adrian
South Bend
Mishawaka
Gary
Joliet
Valparaiso
Ottawa
Bryan
Warsaw
Kankakee
Fort Wayne
Pontiac
Logansport
Lima
Celina
Bloomington
Lafayette
Kokomo
Sidney
Muncie
Urbana
Danville
Anderson
Crawfordsville
Indianapolis
Richmond
Dayton
Paris
Charleston
Terre Haute
Connersville
Hamilton
Greensburg
Bloomington
Cincinnati
Salin Branches
Horizon Branches

March 26, 2019 Financial Snapshot

- $927.8 million of total assets
- $741.2 million of total deposits
- $583.7 million of total loans

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 Building Future Shareholder Value  *  GrowthOperational LeverageEnterprise Risk Management

Market Opportunities Abound


Growth Markets
Future Markets
Midland
Grand Rapids
Troy
Ann Arbor
Kalamazoo
South Bend
NW Indiana
Fort Wayne
Warsaw
NW Ohio
Central Illinois
Lafayette
Indianapolis
People
Market Share
Mergers & Acquisitions
esri

© 2019 S&P Global Market Intelligence All rights reserved. USGS

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 Considerable Opportunitiesto Gain Market Share  *  Footnote Index included in Appendix

Proven Ability to Capitalize

	2002-2007	2008-2013	2014-2015	2016	2017-2018	1Q19
11 Organic Expans.	St. Joseph, S. Bend, Elkhart, Merrillville	Kalamazoo, Indianapolis	Carmel	Ft. Wayne, Grand Rapids	Columbus,[(10)] Noblesville, Holland	
14 M&A	Anchor Mtg., Alliance	American Trust, Heartland	1st Mtg., Summit, Peoples	Farmers, LaPorte, CNB	Bargersville, Lafayette, Wolverine	Salin

❖ Footnote Index included in Appendix

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 *  Number of Banks Headquartered in Indiana and Michigan (11)  Merger OpportunitiesContinue to Flourish  On average, approximately 5% of the Banks sold each year.IN & MI 9 + IL 8 + OH 5 ~ 22  Footnote Index included in Appendix  9  24  13  9  10  9  14  13  17  8  9

 *  Operational Leverage -Mass & Scale Works  ($’s in thousands)  ($’s in thousands)   Avg. Assets $639 $1,118 $1,394 $1,950 $4,063 $4,307  7x  2x  Footnote Index included in Appendix

Continue to Focus on Operational Leverage

- **Branch Rationalization as Customers Expand Use of Technology**
  - Closed 10 Branches in 2019 (4 – Horizon, 1 – LPO, 5 – Salin)
  - Closed 12 Branches from 2008 to 2018
  - Continue to Rationalize Retail Locations

- **Leverage Investments in Technology**
  - To Enhance the Customer's Experience
  - To Improve Internal Processes and Link Systems
  - Data Mining

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Diversified Balance SheetDiversified Revenue StreamsProven Performance - Last RecessionCentralized Operations  *  Sound EnterpriseRisk Management

 Why Invest inHorizon Bancorp, Inc.  *

 *  Value Investment  As of March 31, 2019  HBNC  SNL Peer$1.0B - $5.0B  Variance  Price/Tangible Book Value  168%  152%  16%  Price/EPS (Last 12 Months)HBNC EPS LTM $1.33  12.1x  13.9x  (1.8)x  Price/EPS (Consensus Estimate 2020)HBNC 2020 EPS Consensus Est. $1.71   9.1x  10.3x  (1.2)x  Dividend Yield (as of June 28, 2019)  2.9%  1.9%  1.0%

 HBNC 2018 YTD Eff. Ratio – 59.0% 2019 1st QTD Eff. Ratio – 58.9%  *  Efficiency Through Mass & Scale  Banks by Total Assets  Footnote Index included in Appendix

 *  ValueGrowthOperational LeverageProven Ability to Execute the PlanSound Enterprise Risk Management

 Horizon Outperforms the Market For Total Shareholder Return(as of June 28, 2019)  *  Horizon Bancorp, Inc.: 5-Year Total Return Comparison  Footnote Index included in Appendix

 A NASDAQ Traded Company - Symbol HBNC

 Appendix  *

 IndianaRanked 5th Best State for Business by Chief Executive Magazine in 2019 and 2018Ranked 2nd in Infrastructure, 4th in Business Friendliness, 5th in Cost of Doing Business, 10th in Cost of Living by CNBC’s Ranking of America’s Top States for Business 2018Budget Surplus and Reserve Fund, AAA Bond Rating, Corporate Tax Cuts scheduled through 2022MichiganRanked 4th in Cost of Living by CNBC’s Ranking of America’s Top States for Business 2018Dynamic Growth Markets in Western Michigan  *  Indiana and MichiganGreat States to Conduct Business

 *  Footnote Index  Slide 9(1) Based on the daily trading volume for the years ended December 31, 2008 and 2018, and the three months ended March 31, 2019, respectively.Financial data in millions, except for stock price, as of December 31, 2008 and 2018, and March 31, 2019, respectively. Slide 10(2) Organic CAGR of 13% represents the organic CAGR for the entire commercial loan portfolio over the time period presented.Slide 11Percent of total commercial loans as of December 31, 2018.The outstanding balances of the commercial loans types presented as of December 31, 2018 are as follows ($’s in thousands):Non-owner Occupied R/E = $568,202Owner Occupied R/E = $389,027Comm. & Industrial = $342,280Lessors – 1-4 Family & Multifamily = $243,779Devel. & Spec Land = $82,478Agricultural = $51,769Lessors – Student Housing = $44,055Slide 14Core net interest margin excludes prepayment penalties on borrowings and acquisition-related purchase accounting adjustments. Core cost of funds includes average balances of non-interest bearing deposits and excludes prepayment penalties on borrowings. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)Slide 17(3) Core net income and core diluted EPS exclude one-time merger expenses, gain on sale of securities, death benefit of bank owned life insurance, prepayment penalties on borrowings, gain on the remeasurement of equity interest in Lafayette Community Bancorp and tax reform bill impact, net of tax. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)

 *  Footnote Index (cont.)  Slide 18(4) Core net income and core diluted EPS exclude one-time merger expenses and gain on sale of securities, net of tax. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)Slide 19(5) Mortgage Revenue is defined as interest and fee income from mortgage warehouse loans plus gain on sale of mortgage loans.Slide 20(6) Adjusted efficiency ratio excludes prepayment penalties on borrowings, gain on sale of securities, death benefit on bank owned life insurance and gain on the remeasurement of equity interest in Lafayette Community Bancorp. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)Slide 21Core diluted EPS exclude one-time merger expenses, gain on sale of securities, death benefit on bank owned life insurance, prepayment penalties on borrowings, gain on the remeasurement of equity interest in Lafayette Community Bancorp and tax reform bill impact, net of tax. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)Slide 22Dividend amounts for the years 2014 through 2018 are annual amounts and have been adjusted for the following stock splits: December 2011 3:2, November 2012 3:2, November 2016 3:2 and June 2018 3:2.The dividend amount for “2019 Annualized” is the annualized dividend amount for 2019. The average daily volume for “2019 Annualized” is the average daily volume during the first quarter of 2019. Slide 24Transaction pricing is based on Horizon Bancorp, Inc.’s closing price of $16.95 as of October 26, 2018.Slide 27(7) All Key Markets are MSAs, except for Northwest Indiana which consists of Lake and Porter Counties.(8) Deposit Market Share as of June 30, 2018.(9) Large Institutions defined as total assets greater than or equal to $10.0 billion at June 30, 2018.

 *  Footnote Index (cont.)  Slide 28(10) Columbus location closed February 2018.Slide 29(11) Indiana and Michigan commercial banks, savings banks and savings & loan institutions as of December 31st of each respective year.At December 31, 2018, commercial banks, savings banks and savings & loan institutions totaled 438 and 183 in Illinois and Ohio, respectively. Horizon estimates eight opportunities per year in Illinois and five opportunities per year in Ohio.Slide 30Core net income excludes one-time merger expenses, gain on sale of securities and death benefit on bank owned life insurance, net of tax. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)Slide 35The efficiency ratios presented on this slide are based on S&P Global Market Intelligence’s definition of efficiency ratio which is the following: Noninterest expense before foreclosed property expense, amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if available) and noninterest revenues, excluding only gains from securities transactions and nonrecurring items.Slide 37As of June 28, 2019. SNL U.S. Bank includes all Major Exchange Banks in SNL’s coverage universe.Slide 44-48Use of Non-GAAP Financial MeasuresCertain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts and one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure.

 *  Non-GAAP Reconciliations(Dollars in Thousands, Except per Share Data; Unaudited)

 *  Non-GAAP Reconciliations(Dollars in Thousands, Except per Share Data; Unaudited)

 *  Non-GAAP Reconciliations(Dollars in Thousands, Except per Share Data; Unaudited)

 *  Non-GAAP Reconciliations(Dollars in Thousands, Except per Share Data; Unaudited)

 *  Non-GAAP Reconciliations(Dollars in Thousands, Except per Share Data; Unaudited)